RCN CORPORATION
LIST OF SUBSIDIARIES                                               Exhibit 21

                                                    State of       PERCENTAGE
Name                                                Incorporation  OWNED
--------------------------------------------------  -------------  ----------
RCN Corporation                                     DE                    100%
RCN Services, Inc                                   PA                    100%
TEC Air, Inc.                                       DE                    100%
RCN Financial Management, Inc.                      DE                    100%
RCN Internet Services, Inc.                         DE                    100%
UNET Holding, Inc.                                  DE                    100%
Interport Communications Corp                       NY                    100%
Port Telecom Corporation                            DE                    100%
Erde Network Systems Corporation                    DE                    100%
JMP Communications Corporation                      DE                    100%
JavaNet, Inc.                                       DE                    100%
Brainstorm Networks, Inc.                           CA                    100%
C-TEC Financial Services, Inc.                      NV                    100%
RCN Cable Systems, Inc.                             DE                    100%
C-TEC Cable System Services, Inc.                   PA                    100%
RCN of New Jersey, Inc.                             PA                    100%
RCN of Southeast New York, Inc.                     PA                    100%
RCN Telecom Services, Inc.                          PA                    100%
RCN Telecom Services of Southeast New York, Inc.    NY                    100%
Fiberfone of Pennsylvania, Inc                      PA                    100%
Fiberfone of New Jersey, Inc.                       NJ                    100%
Fiberfone of Michigan, Inc.                         MI                    100%
C-TEC Fiber Systems of New Jersey, Inc.             NJ                    100%
RCN Long Distance Company                           PA                    100%
RCN International Holdings, Inc.                    DE                    100%
RCN Telecom Holding Company                         DE                    100%
RCN Operating Services, Inc.                        NJ                    100%
RCN Telecom Services of Illinois, Inc.              IL                    100%
RCN Telecom Services of Maryland, Inc.              MD                    100%
RCN Telecom Services of Massachusetts, Inc.         MA                    100%
RCN Telecom Services of Michigan, Inc.              MI                    100%
RCN Telecom Services of New York, Inc.              NY                    100%
RCN Telecom Services of Washington, Inc.            WA                    100%
RCN Telecom Services of Delaware, Inc.              DE                    100%
RCN Telecom Services of California, Inc.            CA                    100%
RCN Telecom Services of Philadelphia, Inc.          PA                    100%
RCN Telecom Services of New Jersey, Inc.            NJ                    100%
RCN Telecom Services of Virginia, Inc.              VA                    100%
RCN Telecom Services of Washington, D.C., Inc.      DC                    100%
RCN Telecom Services of Maine, Inc.                 ME                    100%
RCN Telecom Services of New Hampshire, Inc.         NH                    100%
RCN Telecom Services of Vermont, Inc.               VT                    100%
RCN Telecom Services of Rhode Island, Inc.          RI                    100%
RCN Telecom Services of Connecticut, Inc.           CT                    100%
RCN Telecom Service of Nevada, Inc.                 NV                    100%
RCN Telecom Services of Arizona, Inc.               AZ                    100%
RCN Telecom Services of Oregon, Inc.                OR                    100%
FNY Holding Company, Inc.                           NY                    100%
RCN Corporate Services, Inc.                        NJ                    100%
RCN Financial Services, Inc.                        DE                    100%
Freedom New York L.L.C.                             DE                    100%
RCN-BecoCom, LLC                                    MA                  53.88%
Starpower Communications, LLC                       DE                     50%